RELATED PARTY BALANCE AND TRANSACTIONS	6 Months Ended
Jun. 30, 2019
Related Party Transactions [Abstract]
RELATED PARTY BALANCE AND TRANSACTIONS
NOTE 12:-	RELATED PARTY BALANCE AND TRANSACTIONS

In January 2017, the Company's shareholders approved that in addition to the directors' fees to be paid to all of the Company's directors commencing as of January 1, 2017, the Company will pay the Company’s controlling shareholder approximately $4.6 (NIS 17.5) for time devoted to the Company by the Executive Chairman of the Board of Directors, who is also a co-owner of the Company’s controlling shareholder. In 2017 the Company's consolidated audited financial statements reflected net income (before taxes), which required the monthly payments to increase to approximately $9 (NIS 35,000) going forward.

In addition, the Company's shareholders approved a new engagement letter with a director of the Company, according to which such director will be entitled to receive a commission of 2.5% of the net revenues received by the Company with respect to specific transactions introduced to the Company by him, subject to a detailed agreement to be entered into by him and the Company and the prior approval of any such transactions by the Company and the Audit Committee. As of June 30, 2019 no revenues were generated as a result of this agreement, therefore no commission was paid.

In addition, the Company's shareholders approved a new engagement letter with a director of the Company according to which such director will be entitled to receive monthly retainer fees for his consulting services . As of June 30, 2019, a total of  $17 had been paid for his services.

Balances with related parties:

	June 30,	December 31,
	2019	2018

Accrued expenses	$48	$43

Related parties’ expenses:

	Six months ended June 30,
	2019	2018
	Unaudited

Directors and management fees	$94	$92